SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 1, 2008 (August 1, 2008)
____________________________________
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.aa
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware
______________________________
(State or other jurisdiction of incorporation)

333-131875 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
_____________________________________
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2008, Mr. Philip Mandelker resigned from his position as a director of Zion Oil & Gas, Inc. (the “Company”). Mr. Mandelker continues to serve as a Company Executive Vice President and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: August 1, 2008	By:	/s/ Richard J. Rinberg

Richard J. Rinberg Chief Executive Officer